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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-87557) and on Forms S-8 (No. 333-53279, 333-89563 and 333-54670) of Internet Security Systems, Inc. of our report dated May 17, 1999 relating to the financial statements, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

Bloomfield Hills, Michigan
March 29, 2001